                                                                   EXHIBIT 99.11


                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                             FIRST USA BANK, N.A.

              ----------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-8
              ----------------------------------------------------

                Monthly Period:                  3/1/00 to
                                                 3/31/00
                Distribution Date:               4/10/00
                Transfer Date:                   4/7/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, N.A. (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                   Class A                             $5.24417
                                   Class B                             $5.43361
                                   CIA                                 $5.91583
                                                          ---------------------
                                     Total (Weighted Avg.)             $5.32222

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                   Class A                             $5.24417
                                   Class B                             $5.43361
                                   CIA                                 $5.91583
                                                          ---------------------
                                     Total (Weighted Avg.)             $5.32222

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 2


    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Certificates, per $1,000 original certificate
        principal amount
                                   Class A                             $0.00000
                                   Class B                             $0.00000
                                   CIA                                 $0.00000
                                                          ---------------------
                                   Total (Weighted Avg.)               $0.00000

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the
        Certificates
                                   Class A                       $62,243,505.20
                                   Class B                        $5,642,796.98
                                   CIA                            $7,139,865.55
                                                          ---------------------
                                   Total                         $75,026,167.73

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)  The aggregate amount of Allocations of
              Finance Charge Receivables processed during
              the Monthly Period which were allocated in
              respect of the Certificates
                                   Class A                        $6,238,130.39
                                   Class B                          $565,528.90
                                   CIA                              $715,567.23
                                                          ---------------------
                                   Total                          $7,519,226.52

        (b1)  Principal Funding Investment Proceeds
              (to Class A)                                                $0.00
        (b2)  Withdrawals from Reserve Account
              (to Class A)                                                $0.00
                                                          ---------------------
              Class A Available Funds                             $6,238,130.39

        (c1)  Principal Funding Investment Proceeds
              (to Class B)                                                $0.00
        (c2)  Withdrawals from Reserve Account
              (to Class B)                                                $0.00
              Class B Available Funds                                565,528.90

        (d1)  Principal Funding Investment Proceeds
              (to CIA)                                                    $0.00
        (d2)  Withdrawals from Reserve Account
              (to CIA)                                                    $0.00
              CIA Available Funds                                    715,567.23

        (e1)  Total Principal Funding Investment Proceeds                  0.00
        (e2)  Investment Earnings on deposits to Reserve Account          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 3

    3.  Principal Receivable/Investor Percentages
        ------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $36,401,753,059.56

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)
                                   Class A                      $400,000,000.00
                                   Class B                       $36,200,000.00
                                   CIA                           $45,800,000.00
                                                             ------------------
                                   Total                        $482,000,000.00

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate
              amount of Principal Receivables as of the
              Record Date set forth in paragraph 3(a)
              above
                                   Class A                                1.099%
                                   Class B                                0.099%
                                   CIA                                    0.126%
                                                                          ------
                                   Total                                  1.324%

        (d)   During the Amortization Period: The
              Invested Amount as of __________ (the
              last day of the Revolving Period)
                                   Class A                                $0.00
                                   Class B                                $0.00
                                   CIA                                    $0.00
                                                          ---------------------
                                   Total                                  $0.00

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal Receivables set forth
              in paragraph 3(a) above
                                   Class A                                0.000%
                                   Class B                                0.000%
                                   CIA                                    0.000%
                                                                          ------
                                   Total                                  0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1996-8
Page 4

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                      $429,919,820.18
        (b)   65 - 94 days                                      $308,515,296.32
        (c)   95 - 124 days                                     $259,370,109.95
        (d)   125 - 154 days                                    $229,194,360.22
        (e)   155 - 184 days                                    $213,948,592.85
        (f)   185 or more days                                            $0.00
                                                                          -----
                                   Total                      $1,440,948,179.52

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")
                                   Class A                        $1,639,270.77
                                   Class B                          $148,611.04
                                   CIA                              $188,038.46
                                                          ---------------------
                                   Total                          $1,975,920.27

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
                                   Class A                                $0.00
                                   Class B                                $0.00
                                   CIA                                    $0.00
                                                          ---------------------
                                   Total                                  $0.00

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount
              of each Certificateholder's investment)
                                   Class A                                $0.00
                                   Class B                                $0.00
                                   CIA                                    $0.00
                                                          ---------------------
                                   Total                                  $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 5


        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement
              of reductions in the Class B Invested Amount
              and the CIA
                                   Class A                                $0.00
                                   Class B                                $0.00
                                   CIA                                    $0.00
                                                          ---------------------
                                   Total                                  $0.00

        (d)   The amounts set forth in paragraph 6(c)
              above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                                $0.00
                                   Class B                                $0.00
                                   CIA                                    $0.00
                                                          ---------------------
                                   Total                                  $0.00

    7.  Investor Servicing Fee
        ----------------------
        (a)   The amount of the Investor Monthly Servicing
              Fee payable by the Trust to the Servicer for the Monthly Period

                                   Class A                          $500,000.00
                                   Class B                           $45,250.00
                                   CIA                               $57,250.00
                                                                     ----------
                                   Total                            $602,500.00

    8.  Reallocated Principal Collections
        ---------------------------------
              The amount of Reallocated CIA and Class B
              Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
              Investor Charge-Offs for the prior month.

                                   Class B                                $0.00
                                   CIA                                    $0.00
                                                                          -----
                                   Total                                  $0.00

    9.  CIA Invested Amount
        (a)   The amount of the CIA Invested Amount
              as of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $45,800,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 6


        (b)   The Required CIA Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect to
              withdrawals, deposits and payments to be
              made in respect of the preceding month             $45,800,000.00

    10. The Pool Factor
        ---------------
              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
              Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                   Class A                         1.00000000
                                   Class B                         1.00000000
                                   Total                           1.00000000

    11. The Portfolio Yield
        --------------------
          The Portfolio Yield for the related Monthly Period             13.80%

    12. The Base Rate
        -------------
          The Base Rate for the related Monthly Period                    8.18%

C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

        1.    Accumulation Period

        (a)   Accumulation Period commencement date               10/01/2003

        (b)   Accumulation Period Length (months)                      3

        (c)   Accumulation Period Factor                            3.78

        (d)   Required Accumulation Factor Number                      8

        (e)   Controlled Accumulation Amount             $160,666,666.67

        (f)   Minimum Payment Rate (last 12 months)                14.06%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-8
Page 7


         2.   Principal Funding Account
              -------------------------

              Beginning Balance                                           $0.00
                Plus: Principal Collections for related
                      Monthly Period from Principal Account               $0.00
                Plus: Interest on Principal Funding Account
                      Balance for related Monthly Period                  $0.00

                Less: Withdrawals to Finance Charge Account               $0.00
                Less: Withdrawals to Distribution Account                 $0.00
                                                               ----------------
              Ending Balance                                              $0.00

         3.   Accumulation Shortfall
              ----------------------

                   The Controlled Deposit Amount for
                   the previous Monthly Period                            $0.00

              Less: The amount deposited into the Principal
                    Funding Account for the Previous Monthly
                    Period                                                $0.00

                    Accumulation Shortfall                                $0.00
                                                                ---------------
                    Aggregate Accumulation Shortfalls                     $0.00

         4.   Principal Funding Investment Shortfall
              --------------------------------------

                    Covered Amount                                        $0.00

              Less: Principal Funding Investment Proceeds                 $0.00
                                                                ---------------
                    Principal Funding Investment Shortfall                $0.00
                                                                ---------------

D.  Information Regarding the Reserve Account
    -----------------------------------------

         1.   Required Reserve Account Analysis
              ---------------------------------

              (a)   Required Reserve Account Amount percentage          0.00000%

              (b)   Required Reserve Account Amount ($)                   $0.00
                    (0.5% of Invested Amount or other
                    amount designated by Transferor)

              (c)   Required Reserve Account Balance after
                    effect of any transfers on the Related
                    Transfer Date                                         $0.00

              (d)   Reserve Draw Amount transferred to the
                    Finance Charge Account on the Related
                    Transfer Date                                         $0.00

         2.   Reserve Account Investment Proceeds
              -----------------------------------
              Reserve Account Investment Proceeds transferred
              to the Finance Charge Account on the Related
              Transfer Date                                                $0.00

         3.   Withdrawals from the Reserve Account
              ------------------------------------
              Total Withdrawals from the Reserve Account
              transferred to the Finance Charge Account on the
              related Transfer Date (1(d) plus 2 above)                     0.00

         4.   The Portfolio Adjusted Yield
              ----------------------------
              The Portfolio Adjusted Yield for the related
              Monthly Period                                               4.88%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page






                                 First USA Bank, N.A.
                                 as Servicer


                                 By: /s/ Tracie Klein
                                    -------------------------------------
                                    Tracie Klein
                                    First Vice President